                        SEMIANNUAL REPORT / APRIL 30 2000

                           AIM AGGRESSIVE GROWTH FUND

                                 [COVER IMAGE]


                            [AIM LOGO APPEARS HERE]
                            --Registered Trademark--

                                [ COVER IMAGE ]

                      -------------------------------------

                   SUNFLOWERS IN THE FIELD BY ERIC ISENBURGER

             SUNFLOWERS ARE AMONG THE FASTEST-GROWING PLANTS IN THE

            BOTANICAL KINGDOM. THEY COME IN MANY VARIETIES, AND THEY

           FLOURISH IN A WIDE RANGE OF SOILS AND CLIMATES. WE BELIEVE

          THE DYNAMIC SUNFLOWER REFLECTS THE ATTRIBUTES OF THE DIVERSE,

           RAPIDLY GROWING AND FUNDAMENTALLY STRONG COMPANIES WE SEEK

                     TO OWN IN AIM AGGRESSIVE GROWTH FUND.

                      -------------------------------------


AIM Aggressive Growth Fund is for shareholders who seek long-term growth of capital by investing in a portfolio consisting primarily of small and mid-sized company stocks which management believes will have earnings growth in excess of the general economy.

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Aggressive Growth Fund's performance figures are historical, and they reflect the reinvestment of distributions and changes in net asset value.
o Had fees and expenses not been waived, total return of Class A shares would have been lower.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class B and Class C shares will differ from that of its Class A shares due to different sales-charge structure and class expenses.
o The fund's average annual total returns as of the close of the reporting period are shown in a table in the managers' overview on the pages that follow. In addition, industry regulations require us to provide average annual total returns (including sales charges) as of 3/31/00, the most recent calendar quarter-end, which were: Class A shares, one year, 87.23%; five years, 25.04%; 10 years, 25.59%. Class B shares, one year, 91.27%; inception (3/1/99), 88.67%. Class C shares, one year, 95.22%; inception (3/1/99), 92.17%.
o Investing in small and mid-sized companies may involve greater risk and potential reward than investing in more established companies.
o The fund's investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded primarily industrial stocks.
o The unmanaged Lipper Mid-Cap Growth Fund Index represents an average of the performance of the 30 largest mid-cap growth funds tracked by Lipper, Inc., an independent mutual fund performance monitor.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system. It includes more than 5,000 companies, and it is often considered representative of the small and medium-sized company stock universe. While it includes many small and mid-sized company stocks, large-capitalization technology companies tend to dominate the index.
o The unmanaged Russell 2000 Index represents the performance of the stocks of small-capitalization companies.
o The unmanaged Russell 2500 Index measures the performance of the 2,500 smallest companies in the Russell 3000 Index, which measures the performance of the 3,000 largest U.S. companies based on total market capitalization.
o The unmanaged Standard & Poor's MidCap 400 Index (the S&P 400) comprises the common stocks of approximately 400 mid-capitalization companies.
o An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges.

          AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS
           NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THERE IS A RISK
                 THAT YOU COULD LOSE SOME OR ALL OF YOUR MONEY.

   This report may be distributed only to current shareholders or to persons who have received a current prospectus of the fund.

The fund's board of directors approved a four-for-one stock split effected in the form of a 300% stock dividend effective in the third quarter of 2000. The purpose of the dividend is to bring the fund's share price to a more comfortable level for most investors, and to make it possible for shareholders in monthly investment plans to buy one or more shares with each $50 investment. Because the transaction is structured as a tax-free stock dividend, there are no tax consequences to the shareholder.

                           AIM AGGRESSIVE GROWTH FUND

                      SEMIANNUAL REPORT / CHAIRMAN'S LETTER



                   Dear Fellow Shareholder:

    [PHOTO OF      When we started AIM in 1976, we had only a table, two chairs
   Charles T.      and a telephone. At the time, Bob Graham, Gary Crum and I had
     Bauer,        the idea of creating a mutual fund company that put people
  Chairman of      first. Our slogan, "people are the product," means that
  the Board of     people--our employees and our investors--are our company.
    THE FUND           Almost a quarter-century later, we've grown to more than
  APPEARS HERE]    seven million investors, $176 billion in assets under
                   management and 53 retail funds. Over that time, the industry
    [PHOTO OF      as a whole has grown from $51 billion in assets to more than
    Robert H.      $7 trillion today. I never dreamed we would see such
     Graham,       phenomenal growth. You are the main reason for our success,
  APPEARS HERE]    and I want you to know how much I appreciate your loyalty and trust over the past 24 years.
                       Usually in this letter I review market activity during
                   the period covered by the report. This time, I'd just like to say thank you. I am retiring as chairman of the AIM Funds effective September 30, and as chairman of AIM effective December 31, 2000. Bob Graham, whose picture appears under mine, will succeed me as AIM's chairman and chairman of the AIM Funds. Gary Crum will remain president of A I M Capital Management, Inc., leading our investment division. I am enormously proud to leave AIM in such capable hands.
    I'm also very proud of our team of employees, now more than 2,300 strong. Because of their collective commitment to excellence and ethical business practices, AIM has earned the trust of investors and financial advisors alike. And every employee, from portfolio managers to client services representatives, is dedicated to serving our shareholders.
    Rest assured that nothing at AIM will change because of my retirement. You can still depend on this company to manage your money responsibly and provide you with top-notch service. As chairman of AIM and chairman of the AIM Funds, Bob is committed to preserving the things that have made AIM great in the past and positioning it to succeed in the future. And Gary is dedicated to maintaining the quality and long-term performance you've come to expect from AIM.
    In the pages that follow, the managers of your fund comment on recent market activity, how they have managed your fund over the past six months and their outlook for the coming months. We trust you will find their comments helpful.
    If you have any questions or comments, please contact us through our Web site, www.aimfunds.com, or call our Client Services department at 800-959-4246 during normal business hours. Information about your account is available at our Web site and on our automated AIM Investor Line, 800-246-5463.
    Thank you again for the support and trust you've shown us. I feel privileged to have helped you with your financial goals, and I wish you success in all your endeavors.

Sincerely,

/s/ CHARLES T. BAUER

Charles T. Bauer
Chairman, A I M Advisors, Inc.





                           AIM AGGRESSIVE GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW



FUND CHALKS UP IMPRESSIVE GAINS AS SMALL-,
MID-CAP STOCKS LEAD MARKET


MID- AND SMALL-CAP STOCKS RECORDED SOLID GAINS FOR THE REPORTING PERIOD DESPITE A LATE DOWNTURN IN THE MARKET. HOW DID AIM AGGRESSIVE GROWTH FUND PERFORM? Although several key market indexes plunged in April, the fund posted excellent returns for the six-month period ended April 30, 2000. Excluding sales charges, total returns for Class A, Class B and Class C shares were 49.67%, 49.07% and 49.03%, respectively. The fund outperformed the Russell 2500 Index and the Lipper Mid-Cap Growth Fund Index, which recorded gains of 21.92% and 34.92%, respectively, over the same period.
    During the six-month reporting period, total net assets in the fund grew from $2.84 billion to $4.46 billion.

WHAT WERE THE KEY TRENDS IN THE STOCK MARKET?
For most of the reporting period, technology stocks were the undisputed market leaders. Tech stocks helped push the Dow, the Nasdaq and other market indexes to new heights. While the Dow peaked in January, the tech-dominated Nasdaq continued to set records well into March. Toward the end of the month, however, investors became concerned that tech stocks might be overvalued, sparking a sharp sell-off in this sector. In April, a federal court ruling against software giant Microsoft (not a fund holding) helped perpetuate this sell-off. The stocks of Internet companies with no earnings were particularly hard hit.
    Investors were also concerned that the Federal Reserve Board (the Fed) might continue to raise interest rates to slow torrid economic growth and contain inflation. During the reporting period, the Fed, which launched a monetary tightening policy in June 1999, raised the key federal funds rate--the rate banks charge each other for overnight loans--from 5.25% to 6.0%. Interest-rate concerns prompted a sell-off that affected nearly every stock-market sector in April and caused markets to be extremely volatile.
    Despite April's well-publicized market downturn, most major indexes posted gains for the reporting period, with mid- and small-cap stocks leading the charge. The S&P MidCap 400 Index and the Russell 2000 Index were up 21.26% and 18.72%, respectively, compared to 0.79% for the Dow. Growth stocks outperformed value stocks by a wide margin.

WAS THE FUND ABLE TO TAKE ADVANTAGE OF THESE MARKET TRENDS?
Yes, because mid-, small- and micro-cap stocks, the market leaders for the reporting period, made up 95% of the fund's stock portfolio. Investors gravitated to mid- and small-cap stocks because of their attractive valuations compared to large-cap stocks and the attractive earnings prospects of small and mid-sized companies. And while technology stocks were volatile, the fund's heavy weighting in this sector enhanced performance. Despite weakness in March and April, tech stocks still significantly outperformed other sectors for the six-month reporting period. We also took advantage of April's market sell-off to buy the stocks of quality companies at reduced prices.

HOW WAS THE FUND POSITIONED AS OF APRIL 30?
At the end of the reporting period, the fund had 192 equity holdings, about the same number as it held six months ago. Over the last six months, we increased the fund's technology holdings from 46% to 52% while reducing consumer-cyclical stocks from 20% to 10% of the portfolio. The portfolio's heavy weighting in the technology sector was a result of our stock-selection criteria, which are based on earnings growth prospects, not macroeconomic predictions. We continued to find many companies with excellent earnings prospects in the technology sector. Moreover, we generally do not buy the stocks of companies that have no earnings.
    Industries within the technology sector that were prominently represented in the portfolio included computer software and services, communications equipment and semiconductors. These industries are benefiting from the steady sales of personal computers, the proliferation of new

TOTAL RETURNS

10/31/99-4/30/00, excluding sales charges

================================================================================
FUND  CLASS A SHARES                49.67%

FUND  CLASS B SHARES                49.07%

FUND  CLASS C SHARES                49.03%

RUSSELL 2500 INDEX                  21.92%

LIPPER MID-CAP GROWTH FUND INDEX    34.92%
================================================================================


================================================================================
   GROWTH OF NET ASSETS

10/31/99     $2.84 BILLION

 4/30/00     $4.46 BILLION
================================================================================




          See important fund and index disclosures inside front cover.

                           AIM AGGRESSIVE GROWTH FUND

                     SEMIANNUAL REPORT / MANAGERS' OVERVIEW

communications devices and the expansion of the Internet.

CAN YOU NAME A FEW OF THE TECH STOCKS IN THE PORTFOLIO?
Tech stocks that we liked included Powerwave Technologies, the fund's largest holding. Powerwave Technologies makes radio frequency power amplifiers that boost signal strength and reduce transmission interference in the base stations of cellular and personal communications service networks. Microchip Technology, the fund's second-largest holding, makes low-cost embedded control products for the automotive, consumer, communications, industrial and office automation markets. Vishay Intertechnology, the fund's third-largest holding, makes components that are used in products that contain electronic devices, from automobiles to satellites.
    Other tech stocks in the portfolio included Alpha Industries, which sells integrated circuits that help send and receive radio frequencies; Credence Systems, which makes test equipment and software used in the production of semiconductors; and Kopin, which makes specialized semiconductor wafers used in digital phones, pagers and video cameras.
    We believe the outlook is favorable for tech companies, which stand to benefit from global economic expansion, mergers and acquisitions and the growth of wireless communications and the Internet.

WHAT OTHER STOCKS PERFORMED WELL FOR THE FUND?
Robert Half International provides temporary and permanent staffing for accounting and finance-service positions, while Patterson Energy provides onshore contract drilling for oil and natural-gas companies.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM?
The near-term outlook for stocks could depend to a large extent on the Fed's ability to bring the economy to a "soft landing." On May 16, after the reporting period ended, the central bank raised the federal funds rate to 6.5%. It appears the Fed's tightening cycle may be winding down, although the central bank is expected to approve additional rate increases in the immediate months ahead.
    If the Fed succeeds in slowing economic growth to a more sustainable rate and keeping inflation under control, it could prolong the current record economic expansion. Such an environment could help sustain corporate earnings growth and prove favorable for stocks, particularly mid- and small-cap issues because of their attractive valuations.
    However, uncertainty over the Fed's actions and other factors could perpetuate the volatility that has characterized markets in recent months. In such an environment, investors would be well advised to take a long-term perspective on their investment.

PORTFOLIO COMPOSITION

As of 4/30/00, based on total net assets


====================================================================================================================================
TOP 10 EQUITY HOLDINGS                                    TOP 10 INDUSTRIES
------------------------------------------------------------------------------------------------------------------------------------

  1. Powerwave Technologies, Inc.        2.22%              1. Electronics (Semiconductors)          11.37%
  2. Microchip Technology, Inc.          2.09               2. Computers (Software & Services)        9.67
  3. Vishay Intertechnology, Inc.        1.88               3. Electrical Equipment                   7.85
  4. Alpha Industries, Inc.              1.87               4. Communications Equipment               7.73
  5. Credence Systems Corp.              1.73               5. Equipment (Semiconductor)              5.87
  6. Robert Half International, Inc.     1.47               6. Oil & Gas (Drilling & Equipment)       5.74
  7. Kopin Corp.                         1.39               7. Telecommunications (Cellular/Wireless) 3.98
  8. Asyst Technologies, Inc.            1.32               8. Computers (Peripherals)                3.77
  9. ANADIGICS, Inc.                     1.27               9. Electronics (Instrumentation)          3.32
 10. Polycom, Inc.                       1.25              10. Retail (Specialty-Apparel)             2.54
------------------------------------------------------------------------------------------------------------------------------------

The fund's portfolio composition is subject to change, and there is no assurance that the fund will continue to hold any particular security.





RESULTS OF A $10,000 INVESTMENT

CLASS A SHARES

5/1/84-4/30/00, including sales charges

================================================================================
AIM AGGRESSIVE GROWTH FUND CLASS A SHARES...............................$139,868

RUSSELL 2000 INDEX......................................................$ 64,908
================================================================================


AVERAGE ANNUAL TOTAL RETURNS

As of 4/30/00, including sales charges

================================================================================
CLASS A SHARES

Inception (5/1/84)         17.93%

10 Years                   25.12

 5 Years                   22.93

 1 Year                    69.14*

*79.01%, excluding sales charges

CLASS B SHARES

Inception (3/1/99)         70.18%

 1 Year                    72.35*

*77.35%, excluding CDSC

CLASS C SHARES

Inception (3/1/99)         73.28

 1 Year                    76.30*

*77.30%, excluding CDSC
================================================================================

Past performance cannot guarantee comparable future results.

   MARKET VOLATILITY CAN SIGNIFICANTLY IMPACT SHORT-TERM PERFORMANCE. RESULTS
    OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL
                               PERFORMANCE SHOWN.

          See important fund and index disclosures inside front cover.

                           AIM AGGRESSIVE GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION



CHASING PERFORMANCE MAY HURT MORE THAN IT HELPS


In the wake of some of last year's eye-popping mutual fund returns of more than 100%, it may be hard to look at your own returns and not feel disappointed. According to Lipper, Inc.(1), the average large-cap core mutual fund finished 1999 up 22.35%--a return that would be considered terrific in most other years--while the average science and technology fund had an astounding return of 134.77% for the year. Industry trends point to the fact that some investors have looked at such performance and said, "My investments haven't had that kind of return. I need to change my portfolio." What's an investor to do?

LOOK AT THE BIG PICTURE

It's very tempting to look only at returns when you invest in a mutual fund. But there are other factors to consider:

o   HOW WELL DOES THE FUND MATCH MY FINANCIAL GOALS?
Different kinds of mutual funds are appropriate for different people at different stages. Are you a young adult early in your work life, or are you approaching retirement? Are you investing to buy a house, car or other large item soon, or are you investing for your later years?
    If your investment plan has a rather long time horizon, you may be able to invest more aggressively because you could have time to recoup should you experience losses. If your needs are more immediate, you should assess how aggressive you can afford to be--you may need to be more conservative than you thought to meet your goal.

o   HOW WELL DOES THE FUND MATCH MY TOLERANCE FOR RISK?
Many of the mutual funds that had such high-flying returns for 1999 are pretty aggressive, investing in smaller, less- established companies, some of which have not even realized a profit. So while these mutual funds have the potential to make your money grow, they may also entail more risk than you may be prepared to take.
    Of course, investing in any mutual fund brings with it a certain amount of risk, but this risk can vary widely depending on the types of holdings in which a fund invests. It's important that you take a hard look at your risk tolerance before investing in any fund, particularly if you are ratcheting up to a more aggressive fund.


o   HOW WELL DOES THE FUND FIT INTO MY PORTFOLIO?
When a market sector or mutual fund is doing well, you may be tempted to overload your portfolio with the "winner of the moment." It seems to make sense--you're making money with that investment so you should allocate more money to it, right?
    Be careful. A narrowly invested portfolio could be especially vulnerable to market volatility. Spreading your investment over several types of funds or investing in one diversified fund can help you spread out your risk--the more diversified your portfolio, the less overlap it should have. Less overlap can mean less risk.

PAST PERFORMANCE IS NO GUARANTEE

Last year's phenomenal returns were the result of a number of unique factors--the strong U.S. economy, the proliferation of new technology companies and record amounts of cash being poured into the stock market, to name a few. Even so, it may seem that everyone came out a winner in 1999.
    In reality, just a few large companies accounted for many of the markets' records in 1999. More than half the stocks in the S&P 500 (2) declined during the year. The technology sector was clearly dominant--the tech component of the S&P 500 finished 1999 with a return of 75.11%, while the capital goods component of the index, which came in second for the year, had a return of 28.76%.(3) So if you didn't invest in technology in 1999, you probably didn't enjoy the same performance as people who did.

    As we've seen thus far in 2000, financial markets can be quite fickle, revolving around investors' perceptions as much as hard facts. Because of the ever-changing nature of the market environment, many high-performing mutual funds don't repeat their gains from year to year. This doesn't necessarily mean a fund had a

SEC SPEAKS OUT

In the wake of 1999's extraordinary fund performances, the Securities and Exchange Commission (SEC), which regulates the mutual fund industry, says that investors should temper their expectations and not make investment decisions based only on past performance. The SEC also suggests that investors consider the following factors when looking at a mutual fund:

================================================================================
Age

Risk

Size

Volatility

Management

Expenses

Tax Efficiency

Source: The Wall Street Journal, 1/25/00
================================================================================



                           AIM AGGRESSIVE GROWTH FUND

                      SEMIANNUAL REPORT / FOR CONSIDERATION



"bad" year or that fund managers chose holdings poorly. It may just mean that the environment for a particular fund was not as ideal as it had been in the past. This can be true for any mutual fund.


KEEP EXPECTATIONS REALISTIC

Along with recognizing how quickly the market environment can change, it's important to keep your expectations realistic. Of course you would like your investments to do well every year, but chances are they won't. It's the nature of the beast. So what you should be shooting for is good performance over the long term. While your investment may not have a stellar year every year, over time its average returns may prove to be just what you hoped for.
    Sometimes it's hard to be patient when it seems like everyone else's investments are doing better than yours. You may be tempted to chase winning performance by trying to time the market, switching in and out of funds as markets or sectors go in and out of favor. But this strategy can greatly increase your risk and it rarely works--you may end up with significantly lower returns than if you'd just stayed put. (There can also be adverse tax consequences.)

ASSET ALLOCATION: THE OLD STANDBY

The truth is, no one knows for sure what is going to perform well in the market, which is why mutual fund investors should diversify using asset allocation--spreading investments over several fund types (e.g., core, growth, international and income). Unfortunately, some investors seem less interested in asset allocation these days because they want to chase performance instead. And when the market is roaring ahead, who can blame them?
    But as Isaac Newton proved, what goes up must come down. A diversified portfolio can offer some protection in a market downturn because when your assets are spread over several different types of funds, chances are at least one of them is keeping its head above water. And while a diversified fund portfolio probably won't perform as well as the flashiest stock fund, it probably won't do as badly as the worst of them either.


DOLLAR-COST AVERAGING CAN LOWER THE COST OF INVESTING

One useful way to buy shares of a mutual fund is through dollar-cost averaging. In such a plan, you invest a certain amount at regular intervals--say $200 per month--which allows you to buy more shares when mutual fund prices go down and fewer shares when prices go up. This gives you the benefit of your average cost per share actually being less than the average price per share.

Please keep in mind that this example is hypothetical and is not indicative of the performance of any investment, IRA or AIM fund. Dollar-cost averaging does not assure a profit and does not protect against loss in declining markets. Since dollar-cost averaging involves continuous investing regardless of fluctuating securities prices, investors should consider their ability to continue purchases over an extended period of time.

    For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money.

================================================================================
MONTH        AMOUNT INVESTED   SHARE PRICE     SHARES PURCHASED

JANUARY           $ 200           $ 24               8.333
FEBRUARY            200             20              10.000
MARCH               200             14              14.286
APRIL               200             18              11.111
MAY                 200             22               9.091
JUNE                200             24               8.333
6-MONTH TOTAL     $1200           $122              61.154

Average price per share: $122 divided by 6 = $20.33

Average cost per share: $1200 divided by 61.154 = $19.62
================================================================================

Your financial advisor can help you determine what kinds of mutual funds best fit your investment goals and risk tolerance. Talk to your financial advisor for more information.

(1) Lipper, Inc. is an independent mutual fund performance monitor.

(2) The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is generally considered representative of the stock market.

(3) Source: Bloomberg.



                           AIM AGGRESSIVE GROWTH FUND

SCHEDULE OF INVESTMENTS

April 30, 2000
(Unaudited)

                                                     MARKET
                                      SHARES         VALUE
COMMON STOCKS & OTHER EQUITY
  INTERESTS-97.31%

AIR FREIGHT-0.36%

EGL Inc.(a)                            137,300   $    3,149,319
---------------------------------------------------------------
Expeditors International of
  Washington, Inc.                     300,000       12,825,000
---------------------------------------------------------------
                                                     15,974,319
---------------------------------------------------------------

AIRLINES-0.25%

Ryanair Holdings PLC-ADR
  (Ireland)(a)                         275,000       11,206,250
---------------------------------------------------------------

AUTO PARTS & EQUIPMENT-0.54%

Gentex Corp.(a)                        750,000       24,187,500
---------------------------------------------------------------

BANKS (REGIONAL)-0.76%

Bank United Corp.-Class A              325,000       10,785,937
---------------------------------------------------------------
First Republic Bank(a)                 150,000        2,943,750
---------------------------------------------------------------
Southwest Bancorp. of Texas,
  Inc.(a)                              750,000       14,671,875
---------------------------------------------------------------
Trustmark Corp.                        300,000        5,512,500
---------------------------------------------------------------
                                                     33,914,062
---------------------------------------------------------------

BEVERAGES (ALCOHOLIC)-0.17%

Canandaigua Brands, Inc.-Class
  A(a)                                 150,000        7,556,250
---------------------------------------------------------------

BIOTECHNOLOGY-0.44%

Aurora Biosciences Corp.(a)            200,000        7,250,000
---------------------------------------------------------------
PE Corp.-Celera Genomics Group(a)      150,000       12,375,000
---------------------------------------------------------------
                                                     19,625,000
---------------------------------------------------------------

BROADCASTING (TELEVISION, RADIO &
  CABLE)-1.35%

Emmis Broadcasting Corp.-Class
  A(a)                                 400,000       17,000,000
---------------------------------------------------------------
Hispanic Broadcasting Corp.(a)         225,000       22,739,062
---------------------------------------------------------------
Radio One, Inc.(a)                     350,000       20,300,000
---------------------------------------------------------------
                                                     60,039,062
---------------------------------------------------------------

BUILDING MATERIALS-0.31%

Elcor Corp.                            150,000        4,771,875
---------------------------------------------------------------
Simpson Manufacturing Co., Inc.(a)     200,000        9,050,000
---------------------------------------------------------------
                                                     13,821,875
---------------------------------------------------------------

CHEMICALS (SPECIALTY)-1.10%

Cambrex Corp.                          350,000       14,350,000
---------------------------------------------------------------
OM Group, Inc.                         750,000       34,500,000
---------------------------------------------------------------
                                                     48,850,000
---------------------------------------------------------------

COMMUNICATIONS EQUIPMENT-7.73%

Aspect Communications Corp.(a)         350,000       12,425,000
---------------------------------------------------------------
BreezeCom Ltd. (Israel)(a)             200,000        5,500,000
---------------------------------------------------------------
Comverse Technology, Inc.(a)           400,000       35,675,000
---------------------------------------------------------------
Digital Lightwave, Inc.(a)             250,000       17,125,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMMUNICATIONS EQUIPMENT-(CONTINUED)

Dycom Industries, Inc.(a)              467,550   $   24,312,600
---------------------------------------------------------------
Finisar Corp.(a)                       900,000       33,581,250
---------------------------------------------------------------
Harmonic, Inc.(a)                      700,000       51,668,750
---------------------------------------------------------------
MasTec, Inc.(a)                        500,000       43,187,500
---------------------------------------------------------------
Polycom, Inc.(a)                       702,100       55,553,662
---------------------------------------------------------------
Proxim, Inc.(a)                        250,000       19,234,375
---------------------------------------------------------------
SBA Communications Corp.(a)            300,000       12,187,500
---------------------------------------------------------------
Sycamore Networks, Inc.(a)             100,000        7,850,000
---------------------------------------------------------------
Tollgrade Communications, Inc.(a)      200,000       13,200,000
---------------------------------------------------------------
UTStarcom, Inc.(a)                     275,000       13,062,500
---------------------------------------------------------------
                                                    344,563,137
---------------------------------------------------------------

COMPUTERS (HARDWARE)-1.56%

National Instruments Corp.(a)        1,108,100       54,019,875
---------------------------------------------------------------
Visual Networks, Inc.(a)               400,000       15,600,000
---------------------------------------------------------------
                                                     69,619,875
---------------------------------------------------------------

COMPUTERS (NETWORKING)-2.36%

Cabletron Systems, Inc.(a)           1,000,000       22,875,000
---------------------------------------------------------------
Foundry Networks, Inc.(a)              100,200        9,118,200
---------------------------------------------------------------
MRV Communications, Inc.(a)            150,000       10,340,625
---------------------------------------------------------------
SonicWALL, Inc.(a)                     500,000       30,250,000
---------------------------------------------------------------
VeriSign, Inc.(a)                      100,000       13,937,500
---------------------------------------------------------------
Virata Corp.(a)                        150,000       18,787,500
---------------------------------------------------------------
                                                    105,308,825
---------------------------------------------------------------

COMPUTERS (PERIPHERALS)-3.77%

Actel Corp.(a)                       1,039,400       38,262,912
---------------------------------------------------------------
Cybex Computer Products Corp.(a)       262,500        7,185,937
---------------------------------------------------------------
MICROS Systems, Inc.(a)                200,000        8,050,000
---------------------------------------------------------------
QLogic Corp.(a)                        200,000       20,062,500
---------------------------------------------------------------
SanDisk Corp.(a)                       500,000       45,812,500
---------------------------------------------------------------
Silicon Storage Technology,
  Inc.(a)                              500,000       48,750,000
---------------------------------------------------------------
                                                    168,123,849
---------------------------------------------------------------

COMPUTERS (SOFTWARE &
  SERVICES)-9.67%

Affiliated Computer Services,
  Inc.-Class A(a)                      250,000        8,281,250
---------------------------------------------------------------
American Management Systems,
  Inc.(a)                              600,000       22,200,000
---------------------------------------------------------------
Apropos Technology, Inc.(a)            266,800        3,001,500
---------------------------------------------------------------
Aspen Technology, Inc.(a)            1,000,000       35,375,000
---------------------------------------------------------------
Business Objects S.A.-ADR
  (France)(a)                          300,000       29,362,500
---------------------------------------------------------------
Check Point Software Technologies
  Ltd. (Israel)(a)                     125,000       21,625,000
---------------------------------------------------------------
Diamond Technology Partners
  Inc.(a)                              100,000        7,912,500
---------------------------------------------------------------
Electronics for Imaging, Inc.(a)       400,000       20,900,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
COMPUTERS (SOFTWARE & SERVICES)-(CONTINUED)

Entrust Technologies, Inc.             200,000   $    9,825,000
---------------------------------------------------------------
Gemstar International Group
  Ltd.(a)                              300,000       13,875,000
---------------------------------------------------------------
Go2Net, Inc.(a)                        100,000        5,950,000
---------------------------------------------------------------
Inforte Corp.(a)                       200,000        7,850,000
---------------------------------------------------------------
ISS Group, Inc.(a)                     150,000       13,565,625
---------------------------------------------------------------
J.D. Edwards & Co.(a)                  500,000        9,125,000
---------------------------------------------------------------
Jack Henry & Associates                750,000       29,625,000
---------------------------------------------------------------
Macromedia, Inc.(a)                    225,000       19,575,000
---------------------------------------------------------------
Macrovision Corp.(a)                   500,000       24,437,500
---------------------------------------------------------------
Mercator Software, Inc.(a)             150,000        5,521,875
---------------------------------------------------------------
Mercury Interactive Corp.(a)           200,000       18,000,000
---------------------------------------------------------------
Micromuse, Inc.(a)                     100,000        9,812,500
---------------------------------------------------------------
Mission Critical Software, Inc.(a)     150,000        5,400,000
---------------------------------------------------------------
Peregrine Systems, Inc.(a)             400,000        9,625,000
---------------------------------------------------------------
Project Software & Development,
  Inc.(a)                              250,000        7,625,000
---------------------------------------------------------------
Rational Software Corp.(a)             200,000       17,025,000
---------------------------------------------------------------
Secure Computing Corp.(a)            1,000,000       12,437,500
---------------------------------------------------------------
Symantec Corp.(a)                      500,000       31,218,750
---------------------------------------------------------------
Verity, Inc.(a)                        750,000       24,328,125
---------------------------------------------------------------
Versata, Inc.(a)                       250,000        7,593,750
---------------------------------------------------------------
                                                    431,073,375
---------------------------------------------------------------

CONSUMER (JEWELRY, NOVELTIES &
  GIFTS)-0.21%

Fossil, Inc.(a)                        450,000        9,337,500
---------------------------------------------------------------

DISTRIBUTORS (FOOD & HEALTH)-0.26%

Patterson Dental Co.(a)                240,600       11,578,875
---------------------------------------------------------------

ELECTRICAL EQUIPMENT-7.85%

Black Box Corp.(a)                     300,000       23,081,250
---------------------------------------------------------------
Cohu, Inc.                             250,000        9,515,625
---------------------------------------------------------------
CommScope, Inc.(a)                     999,800       47,490,500
---------------------------------------------------------------
Cree Research, Inc.(a)                 200,000       29,100,000
---------------------------------------------------------------
Crossroads Systems, Inc.(a)            250,000       17,656,250
---------------------------------------------------------------
Molex, Inc.-Class A                  1,000,025       40,001,000
---------------------------------------------------------------
Pinnacle Systems, Inc.(a)              800,000       19,200,000
---------------------------------------------------------------
Plexus Corp.(a)                        450,000       34,481,250
---------------------------------------------------------------
Sanmina Corp.(a)                       400,000       24,025,000
---------------------------------------------------------------
Sawtek, Inc.(a)                        450,000       21,515,625
---------------------------------------------------------------
Vishay Intertechnology, Inc.(a)      1,000,000       83,875,000
---------------------------------------------------------------
                                                    349,941,500
---------------------------------------------------------------

ELECTRONICS (COMPONENT
  DISTRIBUTORS)-2.24%

C-COR.net Corp.(a)                   1,250,000       48,906,250
---------------------------------------------------------------
Power-One, Inc.(a)                     750,000       51,187,500
---------------------------------------------------------------
                                                    100,093,750
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
ELECTRONICS (DEFENSE)-0.58%

Anaren Microwave, Inc.(a)              250,000   $   26,000,000
---------------------------------------------------------------

ELECTRONICS
  (INSTRUMENTATION)-3.32%

Alpha Industries, Inc.(a)            1,600,100       83,205,200
---------------------------------------------------------------
PerkinElmer, Inc.                      200,000       10,950,000
---------------------------------------------------------------
Tektronix, Inc.                        350,000       20,256,250
---------------------------------------------------------------
Varian Semiconductor Equipment
  Associates, Inc.(a)                  500,000       33,625,000
---------------------------------------------------------------
                                                    148,036,450
---------------------------------------------------------------

ELECTRONICS
  (SEMICONDUCTORS)-11.37%

ANADIGICS, Inc.(a)                     750,000       56,437,500
---------------------------------------------------------------
Applied Micro Circuits Corp.(a)        100,000       12,887,500
---------------------------------------------------------------
ATMI, Inc.(a)                          250,000        9,625,000
---------------------------------------------------------------
Burr-Brown Corp.(a)                    500,000       34,062,500
---------------------------------------------------------------
Dallas Semiconductor Corp.           1,000,000       42,937,500
---------------------------------------------------------------
Fairchild Semiconductor Corp.(a)       500,000       23,750,000
---------------------------------------------------------------
GlobeSpan, Inc.(a)                     479,900       45,590,500
---------------------------------------------------------------
Integrated Device Technology,
  Inc.(a)                            1,000,000       48,062,500
---------------------------------------------------------------
Micrel, Inc.(a)                        300,000       25,950,000
---------------------------------------------------------------
Microchip Technology, Inc.(a)        1,500,000       93,093,750
---------------------------------------------------------------
SDL, Inc.(a)                           175,000       34,125,000
---------------------------------------------------------------
Semtech Corp.(a)                       425,000       28,979,687
---------------------------------------------------------------
TranSwitch Corp.(a)                    300,000       26,418,750
---------------------------------------------------------------
Zoran Corp.(a)                         500,000       24,968,750
---------------------------------------------------------------
                                                    506,888,937
---------------------------------------------------------------

EQUIPMENT (SEMICONDUCTOR)-5.87%

Advanced Energy Industries,
  Inc.(a)                              500,000       34,500,000
---------------------------------------------------------------
Asyst Technologies, Inc.(a)          1,100,000       58,850,000
---------------------------------------------------------------
Brooks Automation, Inc.(a)             400,000       35,875,000
---------------------------------------------------------------
Credence Systems Corp.(a)              540,000       77,085,000
---------------------------------------------------------------
Cymer, Inc.(a)                         450,000       17,578,125
---------------------------------------------------------------
EMCORE Corp.(a)                        175,000       15,181,250
---------------------------------------------------------------
LTX Corp.(a)                           500,000       22,875,000
---------------------------------------------------------------
                                                    261,944,375
---------------------------------------------------------------

FINANCIAL (DIVERSIFIED)-0.33%

SEI Investments Co.                    125,000       14,921,875
---------------------------------------------------------------

FOODS-0.45%

Hain Food Group, Inc. (The)(a)         750,000       20,109,375
---------------------------------------------------------------

FOOTWEAR-0.50%

Steven Madden, Ltd.(a)                 500,000       10,843,750
---------------------------------------------------------------
Vans, Inc.(a)(b)                       750,000       11,343,750
---------------------------------------------------------------
                                                     22,187,500
---------------------------------------------------------------

GAMING, LOTTERY & PARIMUTUEL
  COMPANIES-0.32%

Station Casinos, Inc.(a)               500,000       14,250,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
HEALTH CARE (DRUGS-GENERIC &
  OTHER)-1.26%

Alpharma, Inc.-Class A                 600,834   $   23,207,213
---------------------------------------------------------------
Biovail Corp. (Canada)(a)              350,000       16,690,625
---------------------------------------------------------------
Jones Pharma, Inc.                     200,000        5,762,500
---------------------------------------------------------------
Medicis Pharmaceutical Corp.-Class
  A(a)                                 243,000       10,631,250
---------------------------------------------------------------
                                                     56,291,588
---------------------------------------------------------------

HEALTH CARE (HOSPITAL
  MANAGEMENT)-2.31%

Health Management Associates,
  Inc.-Class A(a)                    2,500,000       39,843,750
---------------------------------------------------------------
LifePoint Hospitals, Inc.(a)         1,000,000       17,125,000
---------------------------------------------------------------
Province Healthcare Co.(a)(b)        1,200,000       34,650,000
---------------------------------------------------------------
Triad Hospitals Holdings Inc.(a)       675,000       11,601,563
---------------------------------------------------------------
                                                    103,220,313
---------------------------------------------------------------

HEALTH CARE (MEDICAL PRODUCTS &
  SUPPLIES)-1.37%

Biosite Diagnostics, Inc.(a)           450,000       10,406,250
---------------------------------------------------------------
PolyMedica Corp.(a)                    300,000       16,106,250
---------------------------------------------------------------
ResMed, Inc.                           500,000       17,000,000
---------------------------------------------------------------
Zoll Medical Corp.(a)                  400,000       17,675,000
---------------------------------------------------------------
                                                     61,187,500
---------------------------------------------------------------

HEALTH CARE (SPECIALIZED
  SERVICES)-0.79%

Hooper Holmes, Inc.                    800,000       13,900,000
---------------------------------------------------------------
Techne Corp.(a)                        300,000       21,337,500
---------------------------------------------------------------
                                                     35,237,500
---------------------------------------------------------------

INVESTMENT MANAGEMENT-0.57%

Affiliated Managers Group, Inc.(a)     300,000       12,037,500
---------------------------------------------------------------
Eaton Vance Corp.                      316,100       13,374,981
---------------------------------------------------------------
                                                     25,412,481
---------------------------------------------------------------

LEISURE TIME (PRODUCTS)-0.33%

Meade Instruments Corp.(a)             200,000       14,625,000
---------------------------------------------------------------

MANUFACTURING (DIVERSIFIED)-1.78%

Kopin Corp.(a)                         800,000       61,950,000
---------------------------------------------------------------
Spartech Corp.                         500,000       17,375,000
---------------------------------------------------------------
                                                     79,325,000
---------------------------------------------------------------

MANUFACTURING (SPECIALIZED)-0.80%

Dril-Quip, Inc.(a)                     300,000       12,187,500
---------------------------------------------------------------
Insituform Technologies,
  Inc.-Class A(a)                      391,000       13,122,938
---------------------------------------------------------------
Mettler-Toledo International,
  Inc.(a)                              300,000       10,350,000
---------------------------------------------------------------
                                                     35,660,438
---------------------------------------------------------------

METAL FABRICATORS-0.20%

Shaw Group, Inc.(a)                    250,000        8,890,625
---------------------------------------------------------------

NATURAL GAS-0.44%

Kinder Morgan, Inc.                    650,000       19,703,125
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
OFFICE EQUIPMENT & SUPPLIES-0.16%

Miami Computer Supply Corp.(a)(c)      330,781   $    6,920,559
---------------------------------------------------------------

OIL & GAS (DRILLING &
  EQUIPMENT)-5.74%

Cal Dive International, Inc.(a)        500,000       24,875,000
---------------------------------------------------------------
Cooper Cameron Corp.(a)                500,000       37,500,000
---------------------------------------------------------------
Core Laboratories N.V.
  (Netherlands)(a)                   1,250,000       35,468,750
---------------------------------------------------------------
Hanover Compressor Co.(a)              250,000       14,562,500
---------------------------------------------------------------
Marine Drilling Companies, Inc.(a)   1,000,000       26,000,000
---------------------------------------------------------------
Maverick Tube Corp.(a)(b)            1,000,000       28,500,000
---------------------------------------------------------------
National-Oilwell, Inc.(a)            1,000,000       23,937,500
---------------------------------------------------------------
Patterson Energy, Inc.(a)            1,500,000       42,375,000
---------------------------------------------------------------
Pride International, Inc.(a)         1,000,000       22,625,000
---------------------------------------------------------------
                                                    255,843,750
---------------------------------------------------------------

OIL & GAS (EXPLORATION &
  PRODUCTION)-0.81%

Evergreen Resources, Inc.(a)           375,000        8,671,875
---------------------------------------------------------------
Newfield Exploration Co.(a)            500,000       20,312,500
---------------------------------------------------------------
Stone Energy Corp.(a)                  150,000        7,087,500
---------------------------------------------------------------
                                                     36,071,875
---------------------------------------------------------------

PERSONAL CARE-0.50%

NBTY, Inc.(a)                        1,250,000       22,187,500
---------------------------------------------------------------

RESTAURANTS-1.26%

CEC Entertainment, Inc.(a)             800,000       24,000,000
---------------------------------------------------------------
Jack in the Box, Inc.(a)               750,000       18,375,000
---------------------------------------------------------------
Sonic Corp.(a)                         500,000       13,906,250
---------------------------------------------------------------
                                                     56,281,250
---------------------------------------------------------------

RETAIL (BUILDING SUPPLIES)-0.66%

Fastenal Co.                           500,000       29,218,750
---------------------------------------------------------------

RETAIL (COMPUTERS &
  ELECTRONICS)-0.25%

Tweeter Home Entertainment Group,
  Inc.(a)                              300,000       11,062,500
---------------------------------------------------------------

RETAIL (DISCOUNTERS)-0.96%

99 Cents Only Stores(a)                518,908       19,523,914
---------------------------------------------------------------
Dollar Tree Stores, Inc.(a)            400,000       23,150,000
---------------------------------------------------------------
                                                     42,673,914
---------------------------------------------------------------

RETAIL (FOOD CHAINS)-0.15%

Wild Oats Markets, Inc.(a)             500,000        6,625,000
---------------------------------------------------------------

RETAIL (SPECIALTY)-1.76%

Barnes & Noble, Inc.(a)                400,000        7,400,000
---------------------------------------------------------------
Linens 'n Things, Inc.(a)              850,000       26,243,750
---------------------------------------------------------------
Michaels Stores, Inc.(a)               750,000       29,578,125
---------------------------------------------------------------
Zale Corp.(a)                          375,000       15,468,750
---------------------------------------------------------------
                                                     78,690,625
---------------------------------------------------------------

RETAIL (SPECIALTY-APPAREL)-2.54%

Children's Place Retail Stores,
  Inc. (The)(a)                        500,000       11,125,000
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE
RETAIL (SPECIALTY-APPAREL)-(CONTINUED)

Men's Wearhouse, Inc. (The)(a)       1,750,000   $   37,515,625
---------------------------------------------------------------
Pacific Sunwear of California(a)       500,000       17,031,250
---------------------------------------------------------------
Talbots, Inc. (The)                    350,000       17,696,875
---------------------------------------------------------------
Too Inc.(a)                          1,000,000       29,937,500
---------------------------------------------------------------
                                                    113,306,250
---------------------------------------------------------------

SERVICES
  (ADVERTISING/MARKETING)-0.33%

Forrester Research, Inc.(a)            323,200       14,645,000
---------------------------------------------------------------

SERVICES (COMMERCIAL &
  CONSUMER)-0.43%

Copart, Inc.(a)                        600,000       10,350,000
---------------------------------------------------------------
Iron Mountain Inc.(a)                  250,000        8,750,000
---------------------------------------------------------------
                                                     19,100,000
---------------------------------------------------------------

SERVICES (COMPUTER SYSTEMS)-0.54%

Keane, Inc.(a)                         841,900       24,309,863
---------------------------------------------------------------

SERVICES (DATA PROCESSING)-1.27%

Concord EFS, Inc.(a)                   500,000       11,187,500
---------------------------------------------------------------
FactSet Research Systems, Inc.         174,500        5,016,875
---------------------------------------------------------------
Fiserv, Inc.(a)                        319,600       14,681,625
---------------------------------------------------------------
National Computer Systems, Inc.        500,000       25,718,750
---------------------------------------------------------------
                                                     56,604,750
---------------------------------------------------------------

SERVICES (EMPLOYMENT)-2.03%

Hall, Kinion & Associates, Inc.(a)     380,200        9,338,663
---------------------------------------------------------------
On Assignment, Inc.(a)                 500,000       15,687,500
---------------------------------------------------------------

                                                     MARKET
                                      SHARES         VALUE

SERVICES (EMPLOYMENT)-(CONTINUED)

Robert Half International, Inc.(a)   1,071,200   $   65,477,100
---------------------------------------------------------------
                                                     90,503,263
---------------------------------------------------------------

TELECOMMUNICATIONS (CELLULAR/
  WIRELESS)-3.98%

AirGate PCS Inc.(a)                    500,000       42,875,000
---------------------------------------------------------------
Powerwave Technologies, Inc.(a)        475,000       98,829,688
---------------------------------------------------------------
Research in Motion Ltd.
  (Canada)(a)                          200,000        8,500,000
---------------------------------------------------------------
Rural Cellular Corp.-Class A(a)        200,000       14,787,500
---------------------------------------------------------------
Western Wireless Corp.-Class A(a)      250,000       12,421,875
---------------------------------------------------------------
                                                    177,414,063
---------------------------------------------------------------

TEXTILES (APPAREL)-0.42%

Quicksilver, Inc.(a)                 1,000,000       18,875,000
---------------------------------------------------------------
    Total Common Stocks & Other
      Equity Interests (Cost
      $2,751,478,670)                             4,339,040,998
---------------------------------------------------------------

MONEY MARKET FUNDS-4.22%

STIC Liquid Assets Portfolio(d)     94,075,722       94,075,722
---------------------------------------------------------------
STIC Prime Portfolio(d)             94,075,722       94,075,722
---------------------------------------------------------------
    Total Money Market Funds (Cost
      $188,151,444)                                 188,151,444
---------------------------------------------------------------
TOTAL INVESTMENTS-101.53% (Cost
  $2,939,630,114)                                 4,527,192,442
---------------------------------------------------------------
LIABILITIES LESS OTHER
  ASSETS-(1.53%)                                    (68,244,751)
---------------------------------------------------------------
NET ASSETS-100.00%                               $4,458,947,691
===============================================================

Investment Abbreviations:

ADR - American Depositary Receipt

Notes to Schedule of Investments:

(a) Non-income producing security.
(b) Affiliated issuers are those in which the Fund's holdings of an issuer represent 5% or more of the outstanding voting securities of the issuer. The Fund has never owned enough of the outstanding voting securities of any issuer to have control (as defined in the Investment Co. Act of 1940) of that issuer. The aggregate market value of affiliated issuers as of 04/30/00 was $74,493,750 which represented 1.67% of the Fund's net assets.
(c) Security fair valued in accordance with the procedures established by the Board of Directors.
(d) The money market fund has the same investment advisor as the Fund.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES

April 30, 2000
(Unaudited)

ASSETS:

Investments, at market value (cost
  $2,939,630,114)                              $4,527,192,442
-------------------------------------------------------------
Receivables for:
  Investments sold                                 15,003,467
-------------------------------------------------------------
  Capital stock sold                               15,401,745
-------------------------------------------------------------
  Dividends                                           723,360
-------------------------------------------------------------
Investment for deferred compensation plan              70,089
-------------------------------------------------------------
Other assets                                          116,705
-------------------------------------------------------------
    Total assets                                4,558,507,808
-------------------------------------------------------------

LIABILITIES:

Payables for:
  Investments purchased                            91,068,983
-------------------------------------------------------------
  Capital stock reacquired                          4,058,430
-------------------------------------------------------------
  Deferred compensation plan                           70,089
-------------------------------------------------------------
Accrued advisory fees                               2,208,139
-------------------------------------------------------------
Accrued administrative services fees                   19,073
-------------------------------------------------------------
Accrued distribution fees                           1,390,069
-------------------------------------------------------------
Accrued directors' fees                                 1,454
-------------------------------------------------------------
Accrued transfer agent fees                           456,778
-------------------------------------------------------------
Accrued operating expenses                            287,102
-------------------------------------------------------------
    Total liabilities                              99,560,117
-------------------------------------------------------------
Net assets applicable to shares outstanding    $4,458,947,691
=============================================================

NET ASSETS:

Class A                                        $4,224,397,887
=============================================================
Class B                                        $  177,359,303
=============================================================
Class C                                        $   57,190,501
=============================================================
Capital stock, $0.001 par value per share:
Class A:
  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                      56,543,704
=============================================================
Class B:
  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                       2,401,669
=============================================================
Class C:
  Authorized                                      750,000,000
-------------------------------------------------------------
  Outstanding                                         774,558
=============================================================
Class A:
  Net asset value and redemption price per
    share                                      $        74.71
-------------------------------------------------------------
  Offering price per share:
    (Net asset value of $74.71
     divided by 94.50%)                        $        79.06
=============================================================
Class B:
  Net asset value and offering price per
    share                                      $        73.85
=============================================================
Class C:
  Net asset value and offering price per
    share                                      $        73.84
=============================================================

STATEMENT OF OPERATIONS

For the six months ended April 30, 2000
(Unaudited)

INVESTMENT INCOME:

Dividends                                      $    4,125,039
-------------------------------------------------------------
Interest                                                5,263
-------------------------------------------------------------
    Total investment income                         4,130,302
-------------------------------------------------------------

EXPENSES:

Advisory fees                                      12,095,932
-------------------------------------------------------------
Administrative services fee                           109,225
-------------------------------------------------------------
Custodian fees                                        105,518
-------------------------------------------------------------
Distribution fees-Class A                           4,640,776
-------------------------------------------------------------
Distribution fees-Class B                             445,428
-------------------------------------------------------------
Distribution fees-Class C                             132,379
-------------------------------------------------------------
Transfer agent fees-Class A                         2,383,152
-------------------------------------------------------------
Transfer agent fees-Class B                           112,536
-------------------------------------------------------------
Transfer agent fees-Class C                            33,445
-------------------------------------------------------------
Directors' fees                                         9,686
-------------------------------------------------------------
Other                                                 281,839
-------------------------------------------------------------
    Total expenses                                 20,349,916
-------------------------------------------------------------
Less: Expenses paid indirectly                        (87,427)
-------------------------------------------------------------
    Net expenses                                   20,262,489
-------------------------------------------------------------
Net investment income (loss)                      (16,132,187)
-------------------------------------------------------------

REALIZED AND UNREALIZED GAIN ON INVESTMENT
  SECURITIES:

Net realized gain from investment securities      879,195,768
-------------------------------------------------------------
Change in net unrealized appreciation of
  investment securities                           521,408,617
-------------------------------------------------------------
Net gain on investment securities               1,400,604,385
-------------------------------------------------------------
Net increase in net assets resulting from
  operations                                   $1,384,472,198
=============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS

For the six months ended April 30, 2000 and the year ended October 31, 1999 (Unaudited)

                                                                APRIL 30,        OCTOBER 31,
                                                                   2000              1999
                                                              --------------    --------------
OPERATIONS:

  Net investment income (loss)                                $  (16,132,187)   $  (18,681,715)
----------------------------------------------------------------------------------------------
  Net realized gain from investment securities                   879,195,768       401,315,614
----------------------------------------------------------------------------------------------
  Change in net unrealized appreciation of investment
    securities                                                   521,408,617       514,158,866
----------------------------------------------------------------------------------------------
    Net increase in net assets resulting from operations       1,384,472,198       896,792,765
----------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:

  Class A                                                       (320,367,928)      (25,067,232)
----------------------------------------------------------------------------------------------
  Class B                                                         (4,412,396)               --
----------------------------------------------------------------------------------------------
  Class C                                                         (1,286,905)               --
----------------------------------------------------------------------------------------------

Share transactions-net:

  Class A                                                        374,774,520      (697,955,629)
----------------------------------------------------------------------------------------------
  Class B                                                        138,871,288        22,307,605
----------------------------------------------------------------------------------------------
  Class C                                                         46,725,032         6,056,717
----------------------------------------------------------------------------------------------
    Net increase in net assets                                 1,618,775,809       202,134,226
----------------------------------------------------------------------------------------------

NET ASSETS:

  Beginning of period                                          2,840,171,882     2,638,037,656
----------------------------------------------------------------------------------------------
  End of period                                               $4,458,947,691    $2,840,171,882
==============================================================================================

NET ASSETS CONSIST OF:

  Capital (par value and additional paid-in)                  $1,945,009,132    $1,384,638,292
----------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                     (16,280,515)         (148,328)
----------------------------------------------------------------------------------------------
  Undistributed net realized gain from investment securities     942,656,746       389,528,207
----------------------------------------------------------------------------------------------
  Unrealized appreciation of investment securities             1,587,562,328     1,066,153,711
----------------------------------------------------------------------------------------------
                                                              $4,458,947,691    $2,840,171,882
==============================================================================================

See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

April 30, 2000
(Unaudited)

NOTE 1-SIGNIFICANT ACCOUNTING POLICIES

AIM Aggressive Growth Fund (the "Fund") is a series portfolio of AIM Equity Funds, Inc. (the "Company"). The Company is a Maryland corporation registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of eleven separate portfolios. The Fund currently offers three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is to achieve long-term growth of capital by investing primarily in common stocks of companies whose earnings the Fund's portfolio managers expect to grow more than 15% per year.
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations--A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Company's officers in a manner specifically authorized by the Board of Directors of the Company. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
       Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of such times. Foreign currency exchange rates are also generally determined prior to the close of the NYSE. Occasionally, events affecting the values of such securities and such exchange rates may occur between the times at which they are determined and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If events materially affecting the value of such securities occur during such period, then these securities will be valued at their fair value as determined in good faith by or under the supervision of the Board of Directors.
B. Securities Transactions and Investment Income--Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded as earned from settlement date and is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
C. Distributions--Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.
D. Federal Income Taxes--The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.
E. Expenses--Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Company has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays an advisory fee to AIM at the annual rate of 0.80% of the first $150 million of the Fund's average daily net assets, plus 0.625% of the Fund's average daily net assets in excess of $150 million.
    The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the six months ended April 30, 2000, AIM was paid $109,225 for such services.
    The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. For the six months ended April 30, 2000, AFS was paid $1,110,279 for such services.
    The Company has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Company has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.25% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. During the six months ended April 30, 2000, the Class A, Class B and Class C shares paid AIM Distributors $4,460,776, $445,428 and $132,379, respectively, as compensation under the Plans.
    AIM Distributors received commissions of $840,200 from sales of the Class A shares of the Fund during the six months ended April 30, 2000. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of Class A shares. During the six months ended April 30, 2000, AIM Distributors received $28,818 in contingent deferred sales charges imposed on redemptions of Fund shares.
    Certain officers and directors of the Company are officers and directors of AIM, AFS and AIM Distributors.
    During the six months ended April 30, 2000, the Fund paid legal fees of $3,150 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Company's directors. A member of that firm is a director of the Company.

NOTE 3-INDIRECT EXPENSES

During the six months ended April 30, 2000, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) and reductions in custodian fees of $23,149 and $64,278, respectively, under expense offset arrangements. The effect of the above arrangements resulted in a reduction of the Fund's total expenses of $87,427 during the six months ended April 30, 2000.

NOTE 4-DIRECTORS' FEES

Directors' fees represent remuneration paid to directors who are not an "interested person" of AIM. The Company invests directors' fees, if so elected by a director, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $1,000,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. During the six months ended April 30, 2000, the Fund did not borrow under the line of credit agreement. The funds which are party to the line of credit are charged a commitment fee of 0.09% on the unused balance of the committed line. The commitment fee is allocated among the funds based on their respective average net assets for the period.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the six months ended April 30, 2000 was $2,110,818,532 and $1,925,913,280, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of April 30, 2000 is as follows:

Aggregate unrealized appreciation of
  investment securities                     $1,738,594,490
----------------------------------------------------------
Aggregate unrealized (depreciation) of
  investment securities                       (151,219,239)
----------------------------------------------------------
Net unrealized appreciation of investment
  securities                                $1,587,375,251
==========================================================
Cost of investments for tax purposes is $2,939,817,191.

NOTE 7-CAPITAL STOCK

Changes in capital stock outstanding during the six months ended April 30, 2000 and the year ended October 31, 1999 were as follows:

                                                                    APRIL 30, 2000                  OCTOBER 31, 1999
                                                              ---------------------------    ------------------------------
                                                                SHARES         AMOUNT          SHARES           AMOUNT
                                                              ----------    -------------    -----------    ---------------
Sold:
  Class A                                                      7,592,987    $ 541,258,053     20,202,014    $   945,046,848
---------------------------------------------------------------------------------------------------------------------------
  Class B*                                                     2,139,259      153,485,375        515,321         25,493,142
---------------------------------------------------------------------------------------------------------------------------
  Class C*                                                       692,412       49,698,242        137,866          6,796,692
---------------------------------------------------------------------------------------------------------------------------
Issued as reinvestment of dividends:
  Class A                                                      5,280,778      297,989,762        522,585         23,265,335
---------------------------------------------------------------------------------------------------------------------------
  Class B                                                         72,261        4,044,626             --                 --
---------------------------------------------------------------------------------------------------------------------------
  Class C                                                         19,216        1,075,533             --                 --
---------------------------------------------------------------------------------------------------------------------------
Reacquired:
  Class A                                                     (6,836,536)    (464,473,294)   (35,925,286)    (1,666,267,812)
---------------------------------------------------------------------------------------------------------------------------
  Class B*                                                      (260,809)     (18,658,713)       (64,363)        (3,185,537)
---------------------------------------------------------------------------------------------------------------------------
  Class C*                                                       (60,287)      (4,048,744)       (14,649)          (739,975)
---------------------------------------------------------------------------------------------------------------------------
                                                               8,639,281    $ 560,370,840    (14,626,512)   $  (669,591,307)
===========================================================================================================================

* Class B shares and Class C shares commenced sales on March 1, 1999.

NOTE 8-FINANCIAL HIGHLIGHTS

Contained below is per share operating performance data for a share outstanding throughout each period, total investment return, ratios and supplemental data. This information has been derived from information provided in the financial statements.

                                                                                 CLASS A
                                           -------------------------------------------------------------------------------------
                                           SIX MONTHS ENDED                         YEAR ENDED OCTOBER 31,
                                              APRIL 30,        -----------------------------------------------------------------
                                                 2000             1999         1998          1997          1996          1995
                                           ----------------    ----------   ----------    ----------    ----------    ----------
Net asset value, beginning of period          $    55.61       $    40.15   $    49.97    $    44.93    $    40.13    $    28.37
--------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                     (0.27)           (0.37)       (0.33)        (0.26)        (0.32)        (0.04)
--------------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both
    realized and unrealized)                       25.81            16.22        (7.71)         7.60          6.09         11.80
--------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations               25.54            15.85        (8.04)         7.34          5.77         11.76
--------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized
  gains                                            (6.44)           (0.39)       (1.78)        (2.30)        (0.97)           --
--------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                $    74.71       $    55.61   $    40.15    $    49.97    $    44.93    $    40.13
================================================================================================================================
Total return(a)                                    49.67%           39.73%      (16.36)%       17.35%        14.77%        41.45%
================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)      $4,224,398       $2,808,451   $2,638,038    $3,864,257    $2,750,564    $2,245,554
================================================================================================================================
Ratio of expenses to average net assets             1.04%(b)         1.09%        1.06%         1.06%         1.11%         1.08%(c)
================================================================================================================================
Ratio of net investment income (loss) to
  average net assets                               (0.81)%(b)       (0.69)%      (0.64)%       (0.65)%       (0.76)%       (0.19)%
================================================================================================================================
Portfolio turnover rate                               52%              75%          69%           73%           79%           52%
================================================================================================================================

(a) Does not deduct sales charges and is not annualized for periods less than one year.
(b)  Ratios are annualized and based on average net assets of $3,733,020,141.
(c) After fee waiver and/or expense reimbursement. Ratio of expenses to average net assets prior to fee waiver and/or expense reimbursement was 1.15%.

                                                                        CLASS B                              CLASS C
                                                           ---------------------------------    ---------------------------------
                                                                               MARCH 1, 1999                        MARCH 1, 1999
                                                                                (DATE SALES                          (DATE SALES
                                                                                COMMENCED)                           COMMENCED)
                                                           SIX MONTHS ENDED         TO          SIX MONTHS ENDED         TO
                                                              APRIL 30,         OCTOBER 31,        APRIL 30,         OCTOBER 31,
                                                               2000(a)             1999             200l(a)             1999
                                                           ----------------    -------------    ----------------    -------------
Net asset value, beginning of period                           $  55.25           $ 43.41           $ 55.25            $43.41
---------------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.59)            (0.28)            (0.59)            (0.28)
---------------------------------------------------------------------------------------------------------------------------------
  Net gains on securities (both realized and unrealized)          25.63             12.12             25.62             12.12
---------------------------------------------------------------------------------------------------------------------------------
    Total from investment operations                              25.04             11.84             25.03             11.84
---------------------------------------------------------------------------------------------------------------------------------
Less distributions from net realized gains                        (6.44)               --             (6.44)               --
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  73.85           $ 55.25           $ 73.84            $55.25
=================================================================================================================================
Total return(b)                                                   49.05%            27.27%            49.03%            27.27%
=================================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $177,359           $24,914           $57,191            $6,807
=================================================================================================================================
Ratio of expenses to average net assets                            1.91%(c)          2.08%(d)          1.91%(c)          2.08%(d)
=================================================================================================================================
Ratio of net investment income (loss) to average net
  assets                                                          (1.66)%(c)        (1.68)%(d)        (1.66)%(c)        (1.68)%(d)
=================================================================================================================================
Portfolio turnover rate                                              52%               75%               52%               75%
=================================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not deduct contingent deferred sales charges and is not annualized for periods less than one year.
(c) Ratios are annualized and based on average net assets of $89,575,129 and $26,621,181 for Class B and Class C, respectively.
(d)  Annualized.

BOARD OF DIRECTORS                              OFFICERS                                    OFFICE OF THE FUND

Charles T. Bauer                                Charles T. Bauer                            11 Greenway Plaza
Chairman                                        Chairman                                    Suite 100
A I M Management Group Inc.                                                                 Houston, TX 77046
                                                Robert H. Graham
Bruce L. Crockett                               President                                   INVESTMENT ADVISOR
Director
ACE Limited;                                    Carol F. Relihan                            A I M Advisors, Inc.
Formerly Director, President, and               Senior Vice President and Secretary         11 Greenway Plaza
Chief Executive Officer                                                                     Suite 100
COMSAT Corporation                              Gary T. Crum                                Houston, TX 77046
                                                Senior Vice President
Owen Daly II                                                                                TRANSFER AGENT
Director                                        Edgar M. Larsen
Cortland Trust Inc.                             Senior Vice President                       A I M Fund Services, Inc.
                                                                                            P.O. Box 4739
Edward K. Dunn Jr.                              Dana R. Sutton                              Houston, TX 77210-4739
Chairman, Mercantile Mortgage Corp.;            Vice President and Treasurer
Formerly Vice Chairman and President,                                                       CUSTODIAN
Mercantile-Safe Deposit & Trust Co.; and        Melville B. Cox
President, Mercantile Bankshares                Vice President                              State Street Bank and Trust Company
                                                                                            225 Franklin Street
Jack Fields                                     Mary J. Benson                              Boston, MA 02110
Chief Executive Officer                         Assistant Vice President and
Texana Global, Inc.;                            Assistant Treasurer                         COUNSEL TO THE FUND
Formerly Member
of the U.S. House of Representatives            Sheri Morris                                Ballard Spahr
                                                Assistant Vice President and                Andrews & Ingersoll, LLP
Carl Frischling                                 Assistant Treasurer                         1735 Market Street
Partner                                                                                     Philadelphia, PA 19103
Kramer, Levin, Naftalis & Frankel LLP           Renee A. Friedli
                                                Assistant Secretary                         COUNSEL TO THE DIRECTORS
Robert H. Graham
President and Chief Executive Officer           P. Michelle Grace                           Kramer, Levin, Naftalis & Frankel LLP
A I M Management Group Inc.                     Assistant Secretary                         919 Third Avenue
                                                                                            New York, NY 10022
Prema Mathai-Davis                              Nancy L. Martin
Chief Executive Officer, YWCA of the U.S.A.     Assistant Secretary                         DISTRIBUTOR

Lewis F. Pennock                                Ofelia M. Mayo                              A I M Distributors, Inc.
Attorney                                        Assistant Secretary                         11 Greenway Plaza
                                                                                            Suite 100
Louis S. Sklar                                  Lisa A. Moss                                Houston, TX 77046
Executive Vice President                        Assistant Secretary
Hines Interests
Limited Partnership                             Kathleen J. Pflueger
                                                Assistant Secretary

                                                Samuel D. Sirko
                                                Assistant Secretary

                     -------------------------------------

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                               AIM INVESTOR LINE,

                                  800-246-5463,

                            PROVIDES CURRENT ACCOUNT

                           INFORMATION AND THE PRICE,

               YIELD AND TOTAL RETURN ON ALL AIM FUNDS 24 HOURS A

                            DAY. YOU CAN ALSO ORDER A

                            YEAR-TO-DATE STATEMENT OF

                                  YOUR ACCOUNT.

                     -------------------------------------

AIM FUNDS--Registered Trademark--MAKES INVESTING EASY

o AIM BANK CONNECTION(SM). You can make investments in your AIM account in amounts from $50 to $100,000 without writing a check. Once you set up this convenient feature, AIM will draw the funds from your pre-authorized checking account at your request.

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    redeem or exchange shares of AIM funds in your current AIM account simply by accessing our Web site at www.aimfunds.com. For a retirement account, such as an IRA or 403(b), only exchanges are allowed over the Internet because of the tax-reporting and record-keeping requirements these accounts involve.

o AUTOMATIC REINVESTMENT OF DIVIDENDS AND/OR CAPITAL GAINS. You can receive distributions in cash, or you can reinvest them in your account without paying a sales charge. Over time, the power of compounding can significantly
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    AIM fund to withdraw a specified amount, minimum $50, from your bank account
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    the New York Stock Exchange is open. The value of the shares may be more or
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o   EXCHANGE PRIVILEGE. As your investment goals change, you may exchange part
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    a variety of investment plans, including Traditional IRAs, Roth IRAs and
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o   E-MAIL ACCESS. You can contact us at general@aimfunds.com for general
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    youraccount@aimfunds.com.

o www.aimfunds.com. Our award-winning Web site provides account information, shareholder education and fund performance information.

THE AIM FAMILY OF FUNDS--Registered Trademark--


GROWTH FUNDS                                     MONEY MARKET FUNDS                       A I M Management Group Inc. has provided
AIM Aggressive Growth Fund                       AIM Money Market Fund                    leadership in the mutual fund industry
AIM Blue Chip Fund                               AIM Tax-Exempt Cash Fund                 since 1976 and managed approximately $176
AIM Capital Development Fund                                                              billion in assets for more than 7.4
AIM Constellation Fund(1)                        INTERNATIONAL GROWTH FUNDS               million shareholders, including individual
AIM Dent Demographic Trends Fund                 AIM Advisor International Value Fund     investors, corporate clients and financial
AIM Emerging Growth Fund                         AIM Asian Growth Fund                    institutions, as of March 31, 2000.
AIM Large Cap Growth Fund                        AIM Developing Markets Fund                 The AIM Family of Funds--Registered
AIM Large Cap Opportunities Fund                 AIM Euroland Growth Fund(5)              Trademark--is distributed nationwide, and
AIM Mid Cap Equity Fund                          AIM European Development Fund            AIM today is the eighth-largest mutual
AIM Mid Cap Growth Fund                          AIM International Equity Fund            fund complex in the United States in
AIM Mid Cap Opportunities Fund(2)                AIM Japan Growth Fund                    assets under management, according to
AIM Select Growth Fund                           AIM Latin American Growth Fund           Strategic Insight, an independent mutual
AIM Small Cap Growth Fund(3)                                                              fund monitor.
AIM Small Cap Opportunities Fund(4)              GLOBAL GROWTH FUNDS
AIM Value Fund                                   AIM Global Aggressive Growth Fund
AIM Weingarten Fund                              AIM Global Growth Fund
                                                 AIM Global Trends Fund(6)
GROWTH & INCOME FUNDS
AIM Advisor Flex Fund                            GLOBAL GROWTH & INCOME FUNDS
AIM Advisor Real Estate Fund                     AIM Global Utilities Fund
AIM Balanced Fund
AIM Basic Value Fund                             GLOBAL INCOME FUNDS
AIM Charter Fund                                 AIM Global Income Fund
                                                 AIM Strategic Income Fund
INCOME FUNDS
AIM Floating Rate Fund                           THEME FUNDS
AIM High Yield Fund                              AIM Global Consumer Products and Services Fund
AIM High Yield Fund II                           AIM Global Financial Services Fund
AIM Income Fund                                  AIM Global Health Care Fund
AIM Intermediate Government Fund                 AIM Global Infrastructure Fund
AIM Limited Maturity Treasury Fund               AIM Global Resources Fund
                                                 AIM Global Telecommunications and Technology Fund
TAX-FREE INCOME FUNDS
AIM High Income Municipal Fund
AIM Municipal Bond Fund
AIM Tax-Exempt Bond Fund of Connecticut
AIM Tax-Free Intermediate Fund


(1) Effective December 1, 1999, AIM Constellation Fund's investment strategy broadened to allow investments across all market capitalizations. (2) AIM Mid Cap Opportunities Fund closed to new investors on March 21, 2000. (3) AIM Small Cap Growth Fund closed to new investors on November 8, 1999. (4) AIM Small Cap Opportunities Fund closed to new investors on November 4, 1999. (5) On September 1, 1999, AIM Europe Growth Fund was renamed AIM Euroland Growth Fund. Previously the fund invested in all size companies in most areas of Europe. The fund now seeks to invest at least 65% of its assets in large-cap companies within countries using the euro as their currency (EMU-member countries). (6) Effective August 27, 1999, AIM Global Trends Fund was restructured to operate as a traditional mutual fund. Before that date, the fund operated as a fund of funds. For more complete information about any AIM fund(s), including sales charges and expenses, ask your financial advisor or securities dealer for a free prospectus(es). Please read the prospectus(es) carefully before you invest or send money. If used as sales material after July 20, 2000, this report must be accompanied by a current Quarterly Review of Performance for AIM Funds.

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                                                        --Registered Trademark--

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                                                          --Register Trademark--


                                                                      AGRO-SAR-1


A I M DISTRIBUTORS, INC.